EXHIBIT 10.16.4


FOURTH AMENDMENT TO THE RATE AGREEMENT


     THIS FOURTH AMENDATORY AGREEMENT dated as of the date last written below is between the parties to the agreement dated as of November 22, 1989, as amended by the First Amendatory Agreement dated as of December 5, 1989, the Second Amendatory Agreement dated as of December 12, 1989, and the Third Amendatory Agreement dated as of December 28, 1993 (the "Rate Agreement") between Northeast Utilities Service Company, acting on behalf of its parent Northeast Utilities, and the Governor and Attorney General of the State of New Hampshire, acting on behalf of the State of New Hampshire (the "State").

     WHEREAS, the parties desire to amend the Rate Agreement in the respects specified below, and the Attorney General is authorized to act for the State in agreeing to such amendments.

     NOW, THEREFORE, in consideration of the mutual agreement below, the Parties agree as follows:

     I. By Report and Order No. 21,090 in Dockets DR 93-092 and DE 93-114, North Atlantic Energy Corporation (NAEC) was granted permission to purchase and acquire an ownership interest in Seabrook Station Unit I from the Vermont Electric Generation and Transmission Cooperative, Inc. Pursuant to the same order, the Commission accepted a recommendation to approve PSNH's decision to enter into a unit power sales contract with NAEC under which PSNH would purchase the output of this new ownership interest from NAEC. These approvals were conditioned upon there being no change in rates paid by customers of PSNH under base assumptions. The transfer of ownership was completed on February 15, 1994.

     II. In order to accomplish the objective of generating no increase in base rates due to the newly acquired interest in Seabrook, the "BA" assumptions under the Exhibit C, Schedule 1 of the Rate Agreement, as amended, need to be recalculated. A change to the "BA" assumptions necessitates an amendment to the Rate Agreement. The Parties hereby agree that the Rate Agreement is amended so that base rates reflect the "BA" figures which are depicted in Schedule A to this Fourth Amendment. This Fourth Amendment is subject to the approval of the New Hampshire Public Utilities Commission under Paragraph 17 of the Rate Agreement.

     III. This Fourth Amendment is executed by the parties subject to the approval of PSNH creditors and the New Hampshire Public Utilities Commission.

     IN WITNESS WHEREOF, each of the Parties has duly executed this Fourth Amendatory Agreement as of the day and year first above written.


NORTHEAST UTILITIES SERVICE COMPANY




By  /s/ John J. Roman


Date:  9-9-94


THE STATE OF NEW HAMPSHIRE

Jeffrey R. Howard
Attorney General




By  /s/ Wynn E. Arnold,
   Assistant Attorney General


Date: 9-21-94














































SCHEDULE A
PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
RESTATEMENT OF THE FPPAC BA FACTOR
REFLECTING EFFECT OF VEG&T ENTITLEMENT

                              (1)
                              1994
                         Updated, Restated                         1994
Calculation of BA Change Costs Using Act.      (2)          Updated, Restated
for Effect of the VEG&T  NAEC Capital          Adjust for       Reflecting
 Seabrook Entitlement            Structure      VEG&T            VEG&T
-----------------------------------------------------------------------------
-
Energy costs for own
generating units,
purchases and sales of
energy in Accounts 501,
518, 547 and 555         103,285                                 103,285

Small power producer
costs net of
amortizations            109,767                                 109,767

Seabrook Power Contract,
non energy               133,419                  1,352          134,771

NHEC buyback agreement
costs, non energy          7,864                                   7,864

NU to NUNH slice transfer
of capacity                   -                                        0

Costs of Sharing Agreement
and NEPOOL               (24,937)                                (24,937)
----------------------------------------------------------------------------

Total Amount - ENf       329,398                  1,352          330,750

Total Amount - PCf            -                    -                  -

Total Amount - EA             -                    -                  -
----------------------------------------------------------------------------

Total Costs               329,398                  1,352         330,750
============================================================================

Total system requirements -
  kWh Req.              8,511,000                               8,511,000

Delivery Efficiency
 - DE                     .930233                                 .930233
----------------------------------------------------------------------------
Net system sales        7,917,213                               7,917,213
============================================================================
Base Factor - BA ($/KWh) $ .04161                              $   .04178
============================================================================

(1)  As filed in Docket DR 92-165
(2) Reflects the impact of the VEG&T entitlement on Joint Dispatch Savings and the prospective level of Seabrook Nuclear Property Tax approved by the State in House Bill 53 on April 16, 1993.

SCHEDULE A
PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
RESTATEMENT OF THE FPPAC BA FACTOR
REFLECTING EFFECT OF VEG&T ENTITLEMENT

                                        (1)
                                        1995
                                   Updated, Restated                    1995
Calculation of BA Change           Costs Using Act.    (2)  Updated, Restated
for Effect of the VEG&T            NAEC Capital     Adjust         Reflecting
 Seabrook Entitlement               Structure       for VEG&T           VEG&T
-----------------------------------------------------------------------------
Energy costs for own
generating units,
purchases and sales of
energy in Accounts 501,
518, 547 and 555                   124,292                            124,292

Small power producer
costs net of amortizations         116,190                            116,190

Seabrook Power Contract,
non energy                         147,284          1,268             148,552

NHEC buyback agreement
costs, non energy                    8,625                              8,625

NU to NUNH slice transfer
of capacity                             -                                  0

Costs of Sharing Agreement
and NEPOOL                         (20,301)                          (20,301)

Total Amount - ENf                 376,090          1,268             377,358

Total Amount - PCf                      -              -                   -


Total Amount - EA                       -              -                   -

-----------------------------------------------------------------------------
Total Costs                        376,090          1,268             377,358
=============================================================================
Total system requirements -
  kWh Req.                       8,751,000                          8,751,000

Delivery Efficiency - DE           .930233                            .930233
-----------------------------------------------------------------------------
Net system sales                 8,140,469                          8,140,469
=============================================================================
Base Factor - BA ($/KWh)        $   .04620                         $   .04636
=============================================================================

(1)  As filed in Docket DR 92-165

(2) Reflects the impact of the VEG&T entitlement on Joint Dispatch Savings and the prospective level of Seabrook Nuclear Property Tax approved by the State in House Bill 53 on April 16, 1993.



SCHEDULE A

PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
RESTATEMENT OF THE FPPAC BA FACTOR
 REFLECTING EFFECT OF VEG&T ENTITLEMENT

                              (1)
                              1996
                         Updated, Restated                       1996
Calculation of BA Change Costs Using Act.         (2)     Updated, Restated
for Effect of the VEG&T  NAEC Capital        Adjust for     Reflecting
 Seabrook Entitlement      Structure              VEG&T        VEG&T
---------------------------------------------------------------------------
Energy costs for own
generating units,
purchases and sales of
energy in Accounts 501,
518, 547 and 555              145,862                            145,862

Small power producer
costs net of amortizations    122,602                            122,602

Seabrook Power Contract,
non energy                    154,211             1,119          155,330

NHEC buyback agreement
costs, non energy              10,019                             10,019

NU to NUNH slice transfer
of capacity                        -                                  0

Costs of Sharing Agreement
and NEPOOL                    (20,204)                           (20,204)
--------------------------------------------------------------------------
Total Amount - ENf            412,490             1,119          413,609

Total Amount - PCf                 -               -              -

Total Amount - EA                  -               -              -
--------------------------------------------------------------------------
Total Costs                    412,490            1,119          413,609
==========================================================================
Total system requirements -
  kWh Req.                   8,974,000                         8,974,000

Delivery Efficiency - DE       .930233                           .930233
--------------------------------------------------------------------------
Net system sales             8,347,911                         8,347,911
=========================================================================
Base Factor - BA ($/KWh)    $   .04941                        $   .04955
=========================================================================

(1)  As filed in Docket DR 92-165

(2) Reflects the impact of the VEG&T entitlement on Joint Dispatch Savings and the prospective level of Seabrook Nuclear Property Tax approved by the State in House Bill 53 on April 16, 1993.